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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 18, 2022
Date of Report (Date of earliest event reported)

TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road,
Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

(703) 724-3800
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name, former address, and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TLS	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On Thursday, March 17, 2022, Telos Corporation (the “Company”) received a notice (the “Notice”) from the Nasdaq Listing Qualifications staff at The Nasdaq Stock Market LLC (“NASDAQ”) stating that because the Company has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Filing”), the Company no longer complies with NASDAQ’s Listing Rules for continued listing. The Company was advised that its failure to file the Form 10-K violates NASDAQ Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the SEC. The Notice provides that the Company has sixty (60) calendar days to submit a plan to regain compliance and if NASDAQ accepts the Company’s plan, NASDAQ can grant an exception of up to 180 calendar days from the Filing’s due date, or until September 12, 2022, to regain compliance.
In response to the Notice, as promptly as possible and in any event no later than the deadline for submission of the Company’s plan to regain compliance the Company intends to i) file the Filing , and ii) submit a plan to NASDAQ that outlines, as definitively as possible, the steps the Company will take to promptly file the Filing.
On Friday, March 18, 2022, the Company issued a press release reporting receipt of the Notice and containing the information disclosed above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
This filing contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may include, without limitation, statements relating to the Company’s plans, objectives or goals; future economic performance or prospects; the potential effect on the Company’s future performance of certain contingencies; and assumptions underlying any such statements. You are cautioned not to place undue reliance on the Company's forward-looking statements. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that predictions, forecasts, projections and other outcomes described or implied in forward-looking statements will not be achieved. The Company cautions you that a number of important factors could cause results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements, including without limitation the risk that the Company is not able to complete its Annual Report on Form 10-K in the time period that it currently expects, and the risk that the Company is not able to regain compliance with NASDAQ Listing Rules.
Item 9.01.    Financial Statements and Exhibits.

99.1	Press Release, issued March 18, 2022
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S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

By:	/s/ Mark Bendza
Mark Bendza
Chief Financial Officer
Date:  March 18, 2022
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